Goodwill and Other Intangible Assets (Q2)	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	GOODWILL AND OTHER INTANGIBLE ASSETS
As discussed in Note 2, goodwill arises from the purchase price for acquired businesses exceeding the fair value of tangible and intangible assets acquired less assumed liabilities and noncontrolling interests. Management assesses the goodwill of each of its reporting units for impairment at least annually at the beginning of the fourth quarter and as “triggering” events occur that indicate that it is more likely than not that an impairment exists. The Company elected to bypass the optional qualitative goodwill assessment allowed by applicable accounting standards and performed a quantitative impairment test for all reporting units as this was determined to be the most effective method to assess for impairment across the reporting units.
The Company estimates the fair value of its reporting units using a market approach, based on current trading multiples of EBITDA for peer companies operating in businesses similar to each of the Company’s reporting units, in addition to recent market sale transactions of comparable companies. In determining the estimated fair value of each reporting unit, the Company also applies a control premium to the trading multiples of EBITDA for peer companies. If the estimated fair value of the reporting unit is less than its carrying value, the Company will impair the goodwill for the amount of the carrying value in excess of the fair value.
As of December 31, 2023, the Company had three reporting units for goodwill impairment testing. As of the date of the 2023 annual impairment test, the carrying value of the goodwill included in each individual reporting unit ranged from $534 million to approximately $1.3 billion. No goodwill impairment charges were recorded for the years ended December 31, 2023, 2022 and 2021 and no “triggering” events have occurred subsequent to the performance of the 2023 annual impairment test. The factors used by management in its impairment analysis are inherently subject to uncertainty. If actual results are not consistent with management’s estimates and assumptions, goodwill and other intangible assets may be overstated and a charge would need to be taken against net earnings.
The following is a rollforward of the Company’s goodwill by segment ($ in millions):

	Water Quality	Product Quality & Innovation	Total
Balance, January 1, 2022	$1,315	$1,187	$ 2,502
Attributable to 2022 acquisitions	—	38	38
Adjustments due to finalization of purchase price allocations	—	1	1
Foreign currency translation and other	(38)	(27)	(65)
Balance, December 31, 2022	1,277	1,199	2,476
Adjustments due to finalization of purchase price allocations	—	2	2
Foreign currency translation and other	28	27	55
Balance, December 31, 2023	$1,305	$1,228	$2,533
Finite-lived intangible assets are amortized over their legal or estimated useful life. The following summarizes the gross carrying value and accumulated amortization for each major category of intangible assets as of December 31 ($ in millions):

	2023		2022
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Finite - lived intangibles:
Customer relationships	$595	$(502)	$588	$(457)
Patents, technology and other intangibles	277	(246)	271	(228)
Total finite - lived intangibles	872	(748)	859	(685)
Indefinite - lived intangibles:
Trademarks and trade names	303	—	305	—
Total intangibles	$1,175	$(748)	$1,164	$(685)
During 2022, the Company acquired finite-lived intangible assets, consisting primarily of developed technology and customer relationships. Refer to Note 2 for additional information on the intangible assets acquired.
The Company reviews identified intangible assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Indefinite-lived intangibles are subject to impairment testing at least annually or more frequently if events or changes in circumstances indicate that potential impairment exists. The Company identified impairment triggers during the second and third quarters of 2023 and the second quarter of 2022 which resulted in the impairment charges of certain long-lived assets, including technology, customer relationships and trade names. In 2023 and 2022, the Company recorded impairment charges totaling $12 million and $9 million, respectively, related to these long-lived assets in selling, general and administrative expenses in the Consolidated and Combined Statements of Earnings.
Total intangible amortization expense in 2023, 2022 and 2021 was $48 million, $50 million and $62 million, respectively. Based on the intangible assets recorded as of December 31, 2023, amortization expense is estimated to be approximately $30 million during 2024, $15 million during 2025, $12 million during 2026, $11 million during 2027 and $8 million during 2028.